VINTAGE MUTUAL FUNDS, INC.
                         Government Assets Fund T Shares
                   Liquid Assets Fund - S, S2, T, and I Shares
                   Municipal Assets Fund - S, T, and I Shares
                         Vintage Limited Term Bond Fund
                                Vintage Bond Fund
                           Vintage Municipal Bond Fund

                            SUPPLEMENT TO PROSPECTUS
                                       AND
                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED APRIL 21, 2006

This supplements and further amends the Prospectus dated July 29, 2005 of the Vintage Mutual Funds Government Assets Fund T Shares, Liquid Assets Fund - S, S2, T, and I Shares, Municipal Assets Fund - S, T, and I Shares, Vintage Limited Term Bond Fund, Vintage Bond Fund, Vintage Municipal Bond Fund (each a "Fund" or collectively "Funds").

On April 17, 2006, the Board of Directors approved changes to the initial, subsequent and minimum account requirements for the Vintage Mutual Funds effective April 21, 2006. All new shareholders in the Vintage Mutual Funds on and after April 21, 2006 are immediately subject to these requirements. All existing shareholders are also subject to these requirements, but have until June 26, 2006 to meet the $10,000 minimum investment requirement or be subject to immediate redemption.

In addition the Board approved the termination and liquidation of the Government Assets Fund, T Shares effective June 29, 2006.

The Board consulted with Investors Management Group, Ltd. the Funds' investment adviser and determined that based on the size of GAF and the fact that its investment objectives and policies so closely resemble the Liquid Assets Fund Class I shares (LAF), it would be more cost efficient to essentially combine it with LAF and realize the economies of scale of a larger money market fund. On June 29, 2006 all securities held by GAF will be sold and the proceeds distributed to its existing shareholders in complete liquidation and termination of the Fund. All shareholders then in GAF will automatically have the proceeds of the liquidation invested in LAF and they will become shareholders of LAF with the exact same account balance as they had in GAF. If you are a shareholder in GAF, you need do nothing to accept this exchange of your shares.

To implement the new initial, subsequent and minimum account requirements for the Funds, the subsections of each of the Prospectuses under "How to Purchase Shares" for the Funds is hereby amended as follows:

Minimum investment amounts are: Initial: $10,000 (the $10,000 minimum investment is an aggregate for all Vintage Funds, and may be waived by the Funds at its discretion), subsequent investment minimum: $100.

Auto Withdrawal Plan: In order to participate, the required minimum withdrawal is $100; and you must maintain a $10,000 minimum balance (the $10,000 minimum investment is an aggregate for all Vintage Funds, and may be waived by the Funds at its discretion).

Automatic Redemption: The Fund may automatically redeem your shares at NAV if your aggregate accounts drop below $10,000. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 60 days to make an additional investment that will increase the value of your aggregate accounts to at least $10,000.

Where necessary, changes to the Statement of Additional Information conforming to the foregoing are also made hereby.

                            VINTAGE FUND LETTERHEAD


April 21, 2006



Dear Vintage Shareholder:

This is to advise you of some important changes coming to your account with the Vintage Mutual Funds.

The first change will be to increase the Funds shareholder account minimum from $500 to $10,000. The second change is the termination of the Government Assets Fund (GAF), with the simultaneous transfer of GAF shareholders into the Vintage Liquid Assets Fund (LAF). These changes are intended to help our Funds attain cost efficiencies, reduce expense ratios, and improve performance.

New Higher Minimum Account Balance Requirement

Over the years we have accumulated many accounts that hover between $500 and $10,000. Servicing these accounts is just as expensive as servicing accounts with much larger balances. While we appreciate having these small accounts, they do not comprise a significant percentage of our total assets. As a result, we are increasing the minimum that each shareholder must maintain in the Funds to $10,000. For new shareholders, this change is effective immediately. For existing shareholders, we are notifying you of the change, but will not take action on the change until June 26, 2006. Enclosed is a Prospectus Supplement outlining the change.

The minimum account balance takes into consideration a shareholder's aggregate account balance across all Vintage Funds. If you do not have a combined account balance in the Vintage Funds of at least $10,000 on or after June 26, 2006, you will be subject to liquidation in our discretion. As of April 17, 2006, the value of your Vintage Mutual Fund account was $________.

If you wish to add to your account before June 26 to meet the minimum account balance requirement of $10,000, please contact a Vintage Shareholder Services Representative toll free at (800) 438-6375 to initiate a purchase transaction.

If you do not wish to increase your current account balance, your AMCORE account representative would be interested in offering you other investment options to meet your needs. Your AMCORE account representative, REPRESPONSIBLEFORCONTACT, will be in contact with you prior to this time regarding an alternative investment solution.

If we liquidate your account on June 26, 2006, we will send you the proceeds in the form of a check.

Vintage IRA Accounts (under age 59 1/2)

If your account is in a Vintage IRA, we encourage you to setup a new IRA to receive and invest the proceeds. The current Vintage IRA custodian will not accept the proceeds of the liquidation, and will resign as custodian of any redeemed accounts. You may open an IRA and appoint a successor custodian and transfer the assets directly to the new IRA (avoiding any tax withholding). If you do not instruct us to transfer the assets to your new IRA, and we redeem your account and you will have 60 days to deposit and invest the proceeds in a new IRA to avoid income tax and penalty. Unless we send the proceeds to an IRA, we are required to withhold 10 percent of the proceeds from the distribution to send to the IRS. This withholding is refundable to you if your IRA assets are re-invested in another IRA account within 60 days. Please consult your tax adviser if you have any questions.

Termination and Liquidation of the Government Assets Fund and exchange for Liquid Assets Fund shares

The Board of Directors has approved the termination and liquidation of GAF on June 29, 2006. The Board consulted with Investors Management Group (the Funds' investment adviser) and determined that based on the size of GAF and the fact that its investment objectives and policies so closely resemble LAF, it would be more cost efficient to combine it with LAF and realize the economies of scale of a larger money market fund. On June 29 all securities held by GAF will be sold and the proceeds distributed to its existing shareholders by investing them in LAF and they will become shareholders of LAF with the exact same account balance as they had in GAF. If you are a shareholder in GAF, you need do nothing to accept this exchange of your shares.

The investment objectives of LAF are identical to those of GAF: safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income. However, GAF primarily invests in U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities while LAF invests these securities plus high-quality commercial paper and corporate obligations. For the fiscal year ended March 31, 2006, the ratio of expenses to average net assets was 0.84% and 0.83% for GAF and LAF Class I shares respectively. For the same time period, the ratio of net income to average net assets was 2.74% and 3.27% for GAF and LAF respectively. An investment in LAF Class I shares should result in a lower expense ratio and better return.

You should have previously received the Funds' prospectus which describes GAF and LAF in detail. The prospectus may also be found at WWW.VINTAGEFUNDS.COM or by calling us at 800-798-1819. Enclosed is a Prospectus Supplement dated April 21, 2006 that describes the new minimum account requirements. If you have questions about either the implementation of the new minimum account balance requirement or the termination and liquidation of GAF, please contact the Vintage Mutual Funds at 800-798-1819 or INFOREQUEST@IMG-DSM.COM.

Sincerely,



/s/ Jeffrey D. Lorenzen, President
Vintage Mutual Funds, Inc.